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                                                                   EXHIBIT 10.11

                SECOND CONSENT AND AMENDMENT TO CREDIT AGREEMENT

          SECOND CONSENT AND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 12, 2001, among INFORMATION HOLDINGS, INC., a Delaware corporation ("Holdings"), INFORMATION VENTURES L.L.C., a Delaware limited liability company (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A., as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of September 24, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 7.22 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

          "Parthenon Publishing Group Inc. does not own any material assets at anytime prior to its execution and delivery to the Administrative Agent of a counterpart to the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement."

          2. Section 9.05 of the Credit Agreement is hereby amended by replacing clause (xiii) thereof in its entirety with the following new clause (xiii):

          "(xiii) the Borrower and its Subsidiaries may make Investments in GSI Office Management GmbH, a German private limited company, not to exceed $10,000,000 in the aggregate, and other Investments (including investments in joint ventures) not otherwise permitted by clauses (i) through (xii) of this Section 9.05, or above in this clause (xiii), in an aggregate amount not to exceed $5,000,000."

          3. Section 9.13 of the Credit Agreement is hereby amended by inserting the following new Subsection (c) immediately after Subsection (b) appearing therein:

          "(c) Holdings will not permit Parthenon Publishing Group Inc. to own any material assets at anytime prior to its execution and delivery to the Administrative Agent of a counterpart to the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement."

          4. Notwithstanding the provisions of Section 9.14 of the Credit
Agreement:

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          (a) following the consummation of the IDRAC Acquisition, and only for so long as IDRAC Holding SAS ("IDRAC Holding") and IDRAC SAS ("IDRAC") remain Foreign Subsidiaries, neither IDRAC Holding nor IDRAC shall be required to (x) become Subsidiary Guarantors or (y) execute and deliver counterparts of the Security Agreement, the Subsidiaries Guaranty and the Pledge Agreement pursuant to clause (ii) of said Section 9.14, or deliver any Mortgages on real property owned by IDRAC Holding or IDRAC pursuant to clause (iii) of said Section 9.14; PROVIDED that, (i) IDRAC shall at all times be a Wholly-Owned Subsidiary of IDRAC Holding, (ii) IDRAC Holding shall at all times be a direct Wholly-Owned Subsidiary of the Borrower and at least 65% of the voting capital stock and 100% of the non-voting capital stock of IDRAC Holding shall have been pledged by the Borrower to the Collateral Agent pursuant to (A) the Pledge Agreement and (B) that certain pledge agreement ("NANTISSEMENT DE COMPTES D'INSTRUMENTS FINANCIERS"), dated as of July 12, 2001, between the Borrower and the Collateral Agent, and all actions necessary to perfect, preserve and protect such security interest in the capital stock of IDRAC Holding shall have been taken to the satisfaction of the Collateral Agent, and the Collateral Agent shall have received a legal opinion reasonably satisfactory to it to the effect that the foregoing provisions of this clause (ii) have been complied with, and (iii) other than Investments made pursuant to the IDRAC Acquisition and as otherwise permitted by Section 9.05(xiii) (as amended by this Amendment), Holdings will not, and will not permit any other Credit Party to, make any Investments in IDRAC Holding or IDRAC unless and until such entities shall become Subsidiary Guarantors and shall otherwise have complied with all of the provisions of
Section 9.14 (without giving effect to this Amendment);

          (b) following the consummation of the GSI Acquisition, and only for so long as GSI Office Management GmbH ("GSI") remains a Foreign Subsidiary, GSI shall not be required to (x) become a Subsidiary Guarantor or (y) execute and deliver counterparts of the Security Agreement, the Subsidiaries Guaranty and Pledge Agreement pursuant to clause (ii) of said Section 9.14, or deliver any Mortgages on real property owned by GSI pursuant to clause (iii) of said Section 9.14; PROVIDED that, (i) GSI shall at all times be a direct Wholly-Owned Subsidiary of Master Data Center ("MDC") and at least 65% of the voting capital stock and 100% of the non-voting capital stock of GSI shall have been pledged by MDC to the Collateral Agent pursuant to (A) the Pledge Agreement and (B) to the extent necessary to perfect the security interests purported to be created by the Pledge Agreement under local law, a supplemental German pledge agreement in form and substance satisfactory to the Collateral Agent, and all actions necessary to perfect, preserve and protect such security interest in the capital stock of GSI shall have been taken to the satisfaction of the Collateral Agent, and the Collateral Agent shall have received a legal opinion reasonably satisfactory to it to the effect that the foregoing provisions of this clause
(i) have been complied with, and (ii) other than Investments made pursuant to the GSI Investment, the GSI Acquisition and as otherwise permitted by Section 9.05(xiii) (as amended by this Amendment), Holdings will not, and will not permit any other Credit Party to, make any Investments in GSI unless and until GSI shall become a Subsidiary Guarantor and shall otherwise have complied with all of the provisions of Section 9.14 (without giving effect to this Amendment); and

          (c) following the consummation of the Parthenon Acquisition, and only for so long as Parthenon Publishing Group Limited ("Parthenon Publishing"), Parthenon Conference Services Limited ("Parthenon Conference") and Parthenon Press International Limited ("Parthenon Press") remain Foreign Subsidiaries, none of Parthenon Publishing, Parthenon

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Conference and Parthenon Press shall be required to (x) become Subsidiary
Guarantors or (y) execute and deliver counterparts of the Security Agreement, the Subsidiaries Guaranty and the Pledge Agreement pursuant to clause (ii) of said Section 9.14, or deliver any Mortgages on real property owned by Parthenon Publishing, Parthenon Conference or Parthenon Press pursuant to clause (iii) of said Section 9.14; PROVIDED that, (i) Parthenon Publishing, Parthenon Conference and Parthenon Press shall at all times be direct Wholly-Owned Subsidiaries of CRC and at least 65% of the voting capital stock and 100% of the non-voting capital stock of each of Parthenon Publishing, Parthenon Conference and Parthenon Press shall have been pledged by CRC to the Collateral Agent pursuant to (A) the Pledge Agreement and (B) to the extent necessary to perfect the security interests purported to be created by the Pledge Agreement under local law, a supplemental UK pledge agreement in form and substance satisfactory to the Collateral Agent, and all actions necessary to perfect, preserve and protect such security interest in the capital stock of Parthenon Publishing, Parthenon Conference and Parthenon Press shall have been taken to the satisfaction of the Collateral Agent, and the Collateral Agent shall have received a legal opinion reasonably satisfactory to it to the effect that the foregoing provisions of this clause (ii) have been complied with, and (iii) other than Investments made pursuant to the Parthenon Acquisition and as otherwise permitted by Section 9.05(xiii) (as amended by this Amendment), Holdings will not, and will not permit any other Credit Party to, make any Investments in Parthenon Publishing, Parthenon Conference or Parthenon Press unless and until such entities shall become Subsidiary Guarantors and shall otherwise have complied with all of the provisions of Section 9.14 (without giving effect to this Amendment).

          (d) following the consummation of the Parthenon Acquisition, and only for so long as Parthenon Publishing Group Inc., a New Jersey corporation ("Parthenon-NJ") does not own any material assets, Parthenon-NJ shall not be required to (x) become a Subsidiary Guarantor or (y) execute and deliver counterparts of the Security Agreement, the Subsidiaries Guaranty and the Pledge Agreement pursuant to clause (ii) of said Section 9.14; PROVIDED that Holdings will not, and will not permit any other Credit Party to, make any Investments in Parthenon-NJ unless and until Parthenon-NJ becomes a Subsidiary Guarantor and shall otherwise have complied with all of the provisions of Section 9.14 (without giving effect to this Amendment).

          5. As used in this Amendment, the following terms shall have the meanings provided below:

          "CRC" shall have the meaning provided below in the definition of "Parthenon Acquisition".

          "Foreign Subsidiary" shall mean any Subsidiary organized outside of the United States, any state thereof or Puerto Rico.

          "GSI Acquisition" shall mean the acquisition by MDC, following consummation of the GSI Investment, of 100% of the remaining equity interests in GSI not acquired by MDC pursuant to the GSI Investment, subject to the limitations set forth in Section 9.05 of the Credit Agreement (as amended).

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          "GSI Investment" shall mean the acquisition by MDC of 49% of the issued and outstanding equity interests of GSI, pursuant to the terms of the Investment Agreement, by and among OMS GmbH, Mr. Christian Kramer, Mr. Walter Riedl, Mrs. Beate Schmutz, Mr. Michael Whitfield, IP-Invest GmbH, MDC and GSI, subject to the limitations set forth in Section 9.05 of the Credit Agreement (as amended).

          "IDRAC Acquisition" shall mean the acquisition by IDRAC Holding, a corporation organized under the laws of France and a direct Wholly-Owned Subsidiary of the Borrower, of 100% of the issued and outstanding capital stock of IDRAC, a company organized under the laws of France, pursuant to the terms of the Stock Purchase Agreement, dated as of March 29, 2001, between IMS Health and IDRAC Holding, together with all related transactions, for aggregate consideration not exceeding $20,700,000.

          "Parthenon Acquisition" shall mean the acquisition by CRC Press UK LLC ("CRC"), a Delaware limited liability company and a Wholly-Owned Subsidiary of the Borrower, of 100% of the issued and outstanding capital stock of The Parthenon Publishing Group Limited, a company organized under the laws of England and Wales, The Parthenon Conference Services Limited, a company organized under the laws of England and Wales, The Parthenon Press International Limited, a company organized under the laws of England and Wales, pursuant to the terms of the Share Purchase Agreement, dated May 15, 2001, among David George Thomas Bloomer, Paula Frances Bloomer and CRC, for aggregate consideration not exceeding $8,000,000, plus or minus (as the case may be) any working capital adjustments required pursuant to the Share Purchase Agreement, as in effect on the date of this Amendment.

          6. In order to induce the Lenders to enter into this Amendment, Holdings and the Borrower hereby represent and warrant that (i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to this Amendment.

          7. Each of the parties hereto hereby acknowledges the permitted liquidation of Warburg, Pincus Information Ventures, Inc. pursuant to
Section 9.02(xix) of the Credit Agreement.

          8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same

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instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent at its Notice Office.

          10. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (x) Holdings, the Borrower and the Required Lenders have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office, (y) the Borrower shall have delivered to the Administrative Agent updated Schedules to the Security Agreement and the Pledge Agreement as of the Second Amendment Effective Date, and (z) each Subsidiary of the Borrower not already a Credit Party (other than a Foreign Subsidiary not required to execute same pursuant to Section 4 of this Amendment) shall have executed and delivered to the Administrative Agent a Subsidiary Assumption Agreement in the form of Exhibit A to this Amendment, together with UCC-1 financing statements, Mortgages and all other documentation required by Sections 9.14 and 8.11 to be delivered in respect of such Subsidiary.

          12. From and after the Second Amendment Effective Date, (i) all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and (ii) this Amendment shall be deemed to be a part of the Credit Agreement and shall be a "Credit Document" for all purposes under the Credit Agreement and the other Credit Documents.

                                      * * *

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     INFORMATION HOLDINGS, INC.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INFORMATION VENTURES L.L.C.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     INFORMATION HOLDINGS, INC.

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INFORMATION VENTURES L.L.C.

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                     By /s/ James W. Ford
                                        ----------------------------------------
                                        Name:  James W. Ford
                                        Title: Managing Director

                                     BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     INFORMATION HOLDINGS, INC.

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INFORMATION VENTURES L.L.C.

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                       By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                     By /s/ Patrick Dowling
                                        ----------------------------------------
                                        Name: Patrick Dowling
                                        Title:VICE PRESIDENT

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